PREPARED TO DEFEND | PREPARED FOR LIFE

INVESTOR PRESENTATION
NOVEMBER 2023

SAFE HARBOR STATEMENT

Cautionary Note Regarding Forward-Looking Statements

In addition to historical information, this presentation and other written reports and oral statements made from time to time by us may contain forward-looking statements. All statements, other than statements of historical fact, included herein that address activities, events or developments that we expect or anticipate will or may occur in the future or projections by third parties are forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as "estimate", "plan", "anticipate", "expect", "imply", "intend", "believe", "project", "target", "budget", "may", "can", "will", "would", "could", "should", "seeks", or "scheduled to", or other similar words, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intentions. Forward-looking statements address activities, events or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. Forward-looking statements expressed or implied in this presentation include our projected market opportunity, expectations related to sales drivers, projected revenue for fiscal 2023, plans and expectations for product development , new product introduction, inventory growth and adequacy, and sales channel expansion, our expectations as to future consumer responses to our product and future sentiment related to gun violence, our ability to penetrate the law enforcement and private security markets and the associated time frame, the extent to which our strategic acquisitions strengthen our competitive moat, our projected sales breakdown by market channels and product types, our target profit margins, our expected execution of our share repurchase program and our expectations as to the size of the buyback and the value it will create. These statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements.

Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements expressed or implied in this presentation. Risks that could cause actual results to differ from those anticipated include: recurrence or escalation of recent disruption of production, new product introduction and our ability to build inventory to meet demand and maintain Amazon warehouse and retailer shelf space related to ongoing, extended or new constraints to the supply for any reason including due to the ongoing pandemic, extended export permit delays or air freight disruption that could interfere with delivery of components or shipments out of South Africa where the Company has a production facility and in the United States, or elsewhere, new developments related to existing or new strains or COVID 19 or related events including reinstitution or expansion of curfews or government ordered shutdowns or stay-at-home orders, outbreaks in our facilities or new health and safety protocols, or further increases in rising component and freight costs and availability, any of which could disrupt product development or distribution, or operations of our suppliers and negatively impact prices, production, profit and revenues; our successful design and production of products, including products previously manufactured by third parties that we intend to manufacture in-house; our success in retaining key talent and recruiting in a highly competitive market, our ability to successfully to transition to managing production and sales of multiple product; our successful execution of plans to enter into new and potentially higher volume distribution channels; market response to our existing and new products; any design or production issues that may necessitate a recall or damage our reputation; our competitors' introduction of new products or execution of competing marketing strategies; and changes to our capital, new alternative investment or marketing opportunities, or other economic or market conditions that may lead us to suspend, change or terminate the intended repurchase of up to $30M of our common stock. In addition, even if Company results, performance, or achievements are consistent with the forward-looking statements contained in this presentation, those results, performance, or achievements may not be indicative of results, performance, or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this presentation speak only as of the date of those statements, and the Company undertakes no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Although the Company has attempted to identify important factors (including in the Risk Factors referenced below) that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended . You should review "Risk Factors" contained in our Annual Report on Form 10-K for the year ended November 30, 2022 for more information about these and other risks. These risks may include the following and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances, may have a material adverse effect on the Company's business, cash flows, financial condition and results of operations. Important factors and risks that could cause actual results to differ materially from those in the forward-looking statements include, among others: risks related to Byrna's limited operating history on which the business can be evaluated; risks related to Byrna's history of operating losses; risks related to Byrna's potential need for additional capital in the future to support operations and growth plans; risks related to whether Byrna can successfully implement its business plan for the sale of the Byrna HD; risk that revenue growth could be slower than expected and that the business, operating results and financial condition could be adversely affected; risks related to Byrna depending on the sale of the Byrna HD and on maintaining and strengthening the Byrna brand; risks related to Byrna depending on third-party suppliers including sole source providers for certain components and for chemical irritant projectiles; risks related to Byrna being subject to extensive regulation, non-compliance with which could result in fines, penalties and other costs and liabilities; risks related to the potential delivery of products with defects, which may make Byrna subject to product recalls or negative publicity, harm credibility, reduce market acceptance of Byrna products, and exposure the Company to liability; risks related to potential product liability lawsuits and other litigation against Byrna which could cause Byrna to incur substantial liabilities and to limit commercialization of any products that may be developed in the future; risks related to the markets for security products and defense technology, which are in a state of technological change which could have a material adverse impact on Byrna's business, financial condition and results of operations; risks related to macroeconomics, such as general economic conditions and epidemic and pandemic diseases (including the COVID-19 pandemic), could have a material adverse effect on Byrna's business, financial condition, results of operations, cash flows, and ability to comply with regulatory requirements; risks related to Byrna's performance being influenced by a variety of economic, social, and political factors; risks related to whether Byrna is able to protect its intellectual property, which may cause it to lose a competitive advantage or incur substantial litigation costs to protect its rights; risks related to Byrna's trading market being limited, and the trading market for its common stock may not develop or be sustained; risks related to Byrna's stock price, which may be volatile or may decline, including due to factors beyond Byrna's control.

Industry and Market Data

In this presentation, Byrna relies on and refers to information and statistics regarding Byrna and certain of its competitors and other industry data. The information and statistics are from third-party sources, including reports by market research firms.

COUNTERVAILING SOCIETAL TRENDS

Increased Concerns About Safety and Less Tolerance Towards Gun Violence are a Tailwind for Byrna Products



80%
75%
70%
65%
60%
55%
50%
45%
40%
60%
55%
50%
45%
40%
35%
30%
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
% Reporting That There is More Crime In The US Compared to Last Year
% Satisfied With the Nation's Laws or Policies on Guns

Sources:
Record-High 56% in U.S. Perceive Local Crime Has Increased – October 2022. https://news.gallup.com/poll/404048/record-high-perceive-local-crime-increased.aspx
Dissatisfaction With U.S. Gun Laws Hits New High – February 2023. https://news.gallup.com/poll/470588/dissatisfaction-gun-laws-hits-new-high.aspx

BYRNA IS PART OF THE SOLUTION

Our Mission

"To provide civilians, law enforcement officers and security professionals with a safe, reliable and effective non-lethal alternative to traditional firearms that will allow Byrna's customers to protect and defend themselves, their families and their community without the need to resort to deadly force."

PREPARED TO DEFEND | PREPARED FOR LIFE

BYRNA OVERVIEW



byrna
byrna
2033

Nasdaq
BYRN

Headquarters
Andover, Massachusetts
154 Employees

Customers
300,000+ launchers sold over the last 4 years
30+ International Customers/Agencies
500+ Dealer Locations



LAUNCHERS
VIRTUOUS CYCLE
PROJECTILES
ACCESSORIES

US CONSUMER MARKET OPPORTUNITY

- **159,000 E-Commerce Customers to Date**


US Consumer Market
204M Potential Customers Out Of 255M Adults
Non-Gun Owners
138M Adults
Socially responsible self-protection tool
Gun Owners
66M Adults
Familiar look and feel of a firearm

Note: Byrna estimates that approximately 80% of US adults would consider purchasing Byrna products.

LAW ENFORCEMENT AND INTERNATIONAL MARKET OPPORTUNITY



Americas



Europe and Africa



Asia and Oceania



- **300 agencies trained through our T3 program, all in last 3 years**
  - Early adopters include both federal and state agencies such as the ATF, DEA, Secret Service, DHS and Spokane County
- **30 countries penetrated since inception**
  - Large deployments to Indonesia, Argentina, and South Africa
- **Long sales cycle (6-18 months from demonstration)**

LESS-LETHAL PISTOLS



Byrna SD – Internals Cutaway

- First trigger pull punctures CO2 and propels projectile simultaneously using our patented technology
- Incapacitates an assailant from a safe standoff distance of up to 60 feet
- Compact and concealable – suitable for everyday carry
- Fires kinetic and chemical irritant projectiles
- Multiple shot capacity (up to 7 in one magazine)
- No license, background check or waiting period required
  - Byrna SD: $379 – Flagship pistol launcher
  - Byrna LE: $479 – 40% more capacity and 60% more power than the SD

Note: Possession and use may be subject to state or local regulation.

LESS-LETHAL RIFLES

Catered Towards Law Enforcement

Fires .68 Caliber Projectiles Using 12-gram CO_2





Byrna Tactical Compact Rifle

- **Capable of shooting 17+ rounds at 300 FPS**
- **MSRP: $749**

Byrna M4 Tactical Full-Sized Rifle

- **Capable of shooting 60 rounds at 325 FPS**
- **MSRP: $899**

Note: Possession and use may be subject to state or local regulation.

LESS-LETHAL AMMO

- **2 Types of projectiles:**
  - Self-Defense (Chemical Irritants and Kinetic)
  - Training (Inert Powder and Eco-Friendly Powder)
- **Key features:**
  - .68 caliber projectiles compatible with all current Byrna launcher platforms
  - Break lines to ensure breakage upon impact
  - Sonically welded to hold shells together
  - Colored shell to identify payload
- **Re-occurring consumable sale**
- **Payload projectiles designed and manufactured in-house**



Byrna Pepper Projectile – Internal Cutaway



SELF-DEFENSE

TRAINING AND RECREATION



Pepper Max Kinetic Inert Eco-Kinetic

LESS-LETHAL 12 GAUGE ROUND

- Utilizes patented fin-tailed technology, enabling effective range of 100 feet
- Taps into established base of 47M shotgun owners in the US and allows existing 12-gauge shotgun to fire less-lethal rounds
- Lower cost of entry for less-lethal adoption - $39.99. Introduction to Byrna Brand
- Inert and chemical irritant 12 Gauge versions under development


BYRNA
KINETIC
LESS
LETHAL





WEB SESSIONS RESTORED

- **Web traffic restored to pre-META advertising ban levels**
- **Sean Hannity partnership on radio and digital showing strong preliminary results (through direct traffic)**
- **Increased attribution in Google search and YouTube Shift due to shift in META advertising allocation**



Average Daily Web Sessions (www.byrna.com)
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
Q12023
Q22023
Q32023
Sep-23
Oct-23
Nov-23
Meta Ads (1)
Organic Search (2)
Direct
Other

Note: Session source data from company e-commerce platform analytics. November data reflects first ten (10) days of data.
(1) Includes traffic from organic META posts.
(2) Includes other search engines.

GO TO MARKET STRATEGY

DIRECT TO CONSUMER (www.byrna.com, Amazon)

- Drive web sessions through Hannity partnership and YouTube advertising
- Onboard additional celebrity engagements that reach diverse audiences to drive incremental sessions growth
- Scale YouTube and Amazon Ad spend while fine tuning ROAS

B2B (Premier Dealer, Inside Sales and Side Hustle Dealers)

- Onboarded 15 premier dealers in the last five months, with a target of 20 by FY2023 year end
  - Premier dealers derive 50%+ of their revenue from Byrna products
  - Minimum of $100,000 / year commitment
- Six (6) inside salespersons on staff, with a target of 10 by FY2024 year end
  - Inside salespersons manage side hustle and brick and mortar dealers
  - Each targeted to generate $100,000 / month by month six

Law Enforcement (International)

- Initial rollout of 1,000 unit launcher order to Cordoba Provincial Police and 500 unit launcher order to Buenos Aires City Police through LatAm JV
- Continue market penetration into Argentina and Brazil through joint venture
  - Focus on large (500+ unit) tenders and opportunities
  - Longer sales cycle than domestic DTC / B2B

GROWING RETURNING **CUSTOMER BASE**


Repeat Customer Orders $ (www.byrna.com)
$2,113,561
$6,316,669
$9,131,563
FY2020
FY2021
FY2022


LAUNCHERS
VIRTUOUS CYCLE
PROJECTILES
ACCESSORIES

- **Launchers drive high-margin consumable sales**
- **Razor / Razor-blade model**
- **Growing level of repeat orders**
- **Installed base likely to upgrade**

FINANCIAL POSITION

($ in thousands)	As of August 31, 2023 (unaudited)	As of October 31, 2023 (unaudited)
Cash	$13,654	$18,420
Inventory	$16,687	$14,597
Receivables	$3,642	$3,186
Payables + Accrued Liabilities	$4,558	$6,179
Debt	$0	$0
Treasury Shares	2,165,987	2,165,987
Net Working Capital	$29,084	$30,023

UPCOMING PRODUCT INNOVATION



Compact Launcher: High End Conceal Carry



Size Comparison: LE, SD, CL



Width Comparison: LE/SD, CL

- #1 product feedback on the SD from prospective and existing customers –
  - *"Is there a smaller version?"*
- Compact form factor – 30%[1] smaller than the Byrna SD
- Expands addressable market to:
  - Women
  - Concealed Carry
- Will shoot .61 caliber rounds
- Product Design and Drawings completed in September 2023
  - Currently sourcing componentry for prototyping

(1) Approximation based on current R&D design.

INVESTMENT THESIS

- Attractive Valuation
- Best-in-class product right for the times – Byrna offers a compelling solution to countervailing societal trends
- Leading position in nascent industry with an enormous total addressable market
- Strong tailwinds with public sentiment shifting towards less-lethal solutions
- Improving profitability metrics with strong cash generation supports long-term growth and provides ample staying power

CONTACT US

Tom Colton & Alec Wilson
Gateway Group, Inc.
T: 949-574-3860
BYRN@gateway-grp.com

PREPARED TO DEFEND | PREPARED FOR LIFE

APPENDIX

BYRNA LAUNCHERS
COMPARISON OVERVIEW



DISTANCE COMPARISON
Multiple Targets
STANDOFF DISTANCE = EQUALS SAFETY
BYRNA EFFECTIVE DISTANCE
<-20 meter->
ELECTRO SHOCK EFFECTIVE DISTANCE
<-6 meter->
PEPPERSPRAY EFFECTIVE DISTANCE
<-3 meter->
BYRNA - NO DIRECT LINE OF SIGHT NEEDED
On impact, the projectile breaks open and the irritant powder quickly saturates the air.
The irritant powder forms a cloud which effectively incapacitate a threat.